UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2020

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08038	04-2648081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of principal executive offices, including zip code)

713-651-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 21, Key Energy Services, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Tri-State Water Logistics, LLC, a Texas limited liability company (“Tri-State”), pursuant to which Tri-State acquired certain assets related to the Company’s waste water management division, which provides water management services to oil and gas operators in East Texas, Arkansas and Louisiana (the “Assets”).

Under the terms of the Purchase Agreement, the Company sold the Assets in exchange for cash consideration of $6,000,000 and a $940,000 seller secured promissory note. The Assets include, among other things: (i) saltwater disposal wells, (ii) real property, (iii) government permits, (iv) equipment related to the Assets, and (v) service vehicles. The Purchase Agreement contains negotiated representations, warranties and covenants by the Company and Tri-State, which are believed to be customary for transactions of this kind. These representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Purchase Agreement or as of such other date or dates as may be specified in the Purchase Agreement.

In addition, the Purchase Agreement contains indemnification provisions which are believed to be customary for transactions of this type. The Company’s and Tri-State’s obligations for a breach of representations and warranties and related indemnification, in some cases, only apply with respect to aggregate liabilities in excess of specified thresholds, are subject to caps and are only effective for specified periods of time.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Asset Purchase Agreement, dated as of October 21, 2020, by and among Key Energy Services, Inc., and Tri-State Water Logistics, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC

Date: October 21, 2020	By:	/s/ Katherine I. Hargis
	Name:	Katherine I. Hargis
	Title:	Senior Vice President,
Chief Administrative Officer,
General Counsel & Corporate Secretary